5. Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions

Since January 1, 2013 the Company has sub-leased a portion of its office space to a related company, Grom Holdings, Inc. at the rate of $2,000 per month, plus miscellaneous additional charges for other office services. As of March 31, 2017 and December 31, 2016, the balance of the related party receivables on the Company’s balance sheet were $-0- and $-0-, respectively, all of which represented unpaid rent due from the related party.

Related party receivables and donated capital

On January 11, 2017, the Company executed a non-binding Letter of Intent (“LOI”) with Grom whereby the Company reached an agreement in principle to acquire all of Grom’s issued and outstanding common stock. Darren Marks, Melvin Leiner and Dr. Thomas Rutherford are directors of both companies and Messrs. Marks and Leiner are the principal shareholders of both companies. In order to expedite and facilitate the consummation of the transaction in an economical fashion; and to fund accounting, legal and other expenses associated with the transaction, these directors agreed to do following during the three month period ended March 31, 2017:

•	In order to minimize share dilution and to help raise capital to fund the transaction, Mr. Marks and Mr. Leiner each voluntarily agreed to donate up to 1,000,000 of their Company shares back to the Company, donating one share back to the Company for every share of Common Stock sold by the Company. No other individuals donated any capital for the three month period ended March 31, 2017.

•	In February 2017, Dr. Thomas Rutherford, an independent director for both the Company and Grom, purchased 400,000 Units at a price of $0.75 per Unit offered by the Company as part of a private offering. Each Unit is comprised of one share of the Company’s Common Stock and one Common Stock Purchase Warrant exercisable to purchase one share of the Company’s Common Stock at an exercise price of $1.50 per Warrant. At that time Messrs. Marks and Leiner donated an aggregate of 400,000 of their shares back to the Company to avoid dilution to the remaining shareholders of the Company. See “Note 6. Stockholders Equity,” below.

In February, 2017 the Company agreed to extend up to $1.0 million in unsecured interest free loans to Grom.

As of March 31, 2017, the Company had extended $212,660 in loans receivable to Grom, compared to $-0- for the period ended December 31, 2016.

Related party payables

Since the inception of the Company, Mr. Marks and Mr. Leiner have advanced working capital to pay expenses of the Company. These loans payable are due on demand and non-interest bearing. The outstanding amount due to related parties was $178,669 and $154,447 as of March 31, 2017 and December 31, 2016. respectively.

Since January 1, 2013 the Company has sub-leased a portion of its office space to a related company, Grom Holdings, Inc. at the rate of $2,000 per month, plus miscellaneous additional charges for other office services. As of December 31, 2016 and December 31, 2015, the balance of the related party receivables on the Company’s balance sheet were $-0- and $32,872, respectively, all of which represented unpaid rent due from the related party.

For both the years ended December 31, 2016 and December 31, 2015, the Company recorded $28,991 and 25,320, respectively, in other income related to the lease on its Income Statement in “Other Income Related Party”.

Members of the Company’s Board of Directors have advanced working capital to pay expenses of the Company. These loans payable are due on demand and non-interest bearing. The outstanding amount due to related parties was $154,447 and $34,751 as of December 31, 2016 and December 31, 2015, respectively.